UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Fundamental Growth Fund, Inc., 800 Scudders Mill
   Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Fundamental Growth
Fund, Inc.


Annual Report
August 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The
Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end.

In addition to the monetary policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election. While recent months brought intermittent equity market weakness, returns for the year remained positive.
The Standard & Poor's 500 (S&P 500) Index returned +11.46% for the 12-month period ended August 31, 2004. Supporting the stock market, despite the aforementioned uncertainties, was continued strong corporate earnings growth. Company reports have continued to surprise investors, in many cases still exceeding consensus earnings forecasts.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



We are pleased to present to you the management team of

Merrill Lynch Fundamental Growth Fund, Inc.


Senior Portfolio Manager Larry Fuller joined Merrill Lynch Investment Managers in 1992 and heads the Merrill Lynch Fundamental Growth Fund team. He received a bachelor's degree from Bates College and an MBA from Columbia University. He is a member of the New York Society of Security Analysts and the American Finance Association. In addition to Mr. Fuller, the team includes Associate Portfolio Manager Tom Burke and Analysts Karen Uzzolino and Mike Oberdorf.
Mr. Burke received a bachelor's degree from Pace University and is a CFA R charterholder. He is also a member of the New York Society of Security Analysts and the Association For Investment Management and Research. Ms. Uzzolino graduated from the Stuart School of Business Administration. Mr. Oberdorf holds a bachelor's degree from Georgetown University. The team has a combined 68 years of investment experience.


Larry Fuller
Senior Portfolio Manager


Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Performance Data                                                  6
Disclosure of Expenses                                           11
Schedule of Investments                                          12
Financial Statements                                             15
Financial Highlights                                             18
Notes to Financial Statements                                    23
Report of Independent Registered Public Accounting Firm          28
Portfolio Information                                            29
Officers and Directors                                           30



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


A Discussion With Your Fund's Portfolio Manager


The Fund provided positive results for the year, but underperformed its market benchmarks, primarily due to disappointing results from its largest cap information technology holdings.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.69%, +1.88%, +1.87%, +2.97% and +2.37%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) For the same period, the unmanaged Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Growth Index had respective returns of +11.46% and +6.94%. Fund results were more closely aligned with the average total return for actively managed large cap growth funds, as represented by the Lipper Large Cap Growth Funds category. The Lipper category provided a return of +2.90% for the one-year period ended August 31, 2004.

The Fund's underperformance for the year is attributable to a decline in comparative and absolute results in the final month of the period, when several of the largest and highest-quality information technology (IT) companies in the Fund suffered substantial stock price declines. The two largest detractors during this time were Intel Corporation and Cisco Systems Inc. Other major IT holdings experienced more than 10 percentage points in stock price depreciation in August. These were Agilent Technologies Inc., Analog Devices, Inc., Hewlett-Packard Company and Corning Incorporated. Nevertheless, we maintained our positions in these companies based on what we believe is a compelling investment case. The company managements have articulated ongoing prospects for continued above-average growth in revenues and earnings, while the stock market valuations for these same companies have declined to below-average levels compared to the last decade. However, we did liquidate our positions in Nortel Networks Corporation and EMC Corporation, two IT companies that had the most negative effect on absolute and relative performance in the second half of the fiscal year. In the 12 months ended August 31, 2004, the IT sector declined by more than twice as much as the consumer discretionary sector, which was the next worst-performing sector in the S&P 500 Index.

The most favorable absolute and relative performance results for the year came from the Fund's investments in the health care sector. Individual stocks that provided substantial positive returns were Alcon, Inc., Boston Scientific Corporation, WellPoint Health Networks, Inc., Varian Medical Systems, Inc., DENTSPLY International Inc., Genentech Inc. and UnitedHealth Group Incorporated. We liquidated our positions in WellPoint, Genentech and UnitedHealth Group, based on both their relatively high valuations and anticipated changes in the companies' business fundamentals. The poorest relative return in the health care sector came from Forest Laboratories, Inc., which declined 2.45% for the fiscal year. The stock price has been depressed since February 2004 on investor worries about a U.S. Food and Drug Administration investigation of the use of antidepressant drugs, including Forest Laboratories' drugs, in the treatment of childhood depression. The selloff of the company's stock was the single most negative factor in the health care sector in the final six months of the period. However, we maintained our position given a positive outlook for the company's new Alzheimer's drug.

The second-largest positive contribution to performance came from our stock selection and investment strategy in the energy sector. The leading investments, on both an absolute and a relative basis, were Schlumberger Limited, Apache Corporation, Devon Energy Corporation and Baker Hughes Incorporated. Finally, the industrials sector was the third most positive industry for the Fund this year. Contributing most to performance in this sector were 3M Co., Rockwell Automation, Inc., Apollo Group, Inc., Cummins Inc. and PACCAR Inc.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



What changes were made to the portfolio during the fiscal year?

In the first half of the fiscal year, we made no major changes in the sector weightings or the investment strategy of the Fund. During the second half of the year, we meaningfully reduced the Fund's position in the consumer discretionary sector and shifted the exposure to the industrials and energy sectors. In the consumer discretionary sector, we eliminated our positions in Krispy Kreme Doughnuts, Inc., Ross Stores, Inc., Tiffany & Co., PETsMart, Inc. and Mandalay Resort Group. In the industrials sector, we introduced positions in Cummins Inc., PACCAR and Eaton Corporation. The heavy-duty truck market is experiencing a major cyclical growth in demand for replacement and more environmentally safe vehicles. We expect this trend to continue for a meaningful time period. We also added Monster Worldwide Inc., as employment growth in the service sector of the U.S. economy is causing a cyclical upturn in the growth rates for employment-search and advertising services. Our increased investment weighting in the energy sector is primarily the result of the capital appreciation of our stock holdings in this sector.


How would you characterize the Fund's position at the close of the period?

Entering 2004, we anticipated that real growth in the U.S. economy would shift from being led by consumer spending to being fueled by increased capital spending. In fact, we have seen this transition take place. The demand for capital goods - ranging from the latest wireless communication infrastructure to rail locomotives and heavy-duty commercial trucks - has been in a rising trend so far in 2004. The U.S. steel industry is in its most profitable position in decades due to the global demand for its products for use in motor vehicles, large crude oil carriers and new liquefied natural gas vessels, among other things.

Overall, the levels of corporate free cash flow and reported profits are close to record highs. Although the Federal Reserve Board (the
Fed) has started to gradually raise short-term interest rates from their record low levels, the Fed seems committed to following a measured pace, and it appears this tightening process is not likely to retard capital investment plans by small businesses and corporations.

Against this backdrop, the Fund's investment strategy remains focused on the largest and what we believe are the highest-quality companies in the capital goods sectors of the stock market.


Lawrence R. Fuller
Vice President and Portfolio Manager


September 14, 2004



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions).

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Performance Data (continued)

Recent Performance Results

                                                                                             10-Year/
                                                        6-Month         12-Month         Since Inception
As of August 31, 2004                                 Total Return    Total Return         Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*          -7.72%         + 2.69%             +140.82%
ML Fundamental Growth Fund, Inc. Class B Shares*          -8.10          + 1.88              +128.70
ML Fundamental Growth Fund, Inc. Class C Shares*          -8.12          + 1.87              +122.60
ML Fundamental Growth Fund, Inc. Class I Shares*          -7.58          + 2.97              +149.37
ML Fundamental Growth Fund, Inc. Class R Shares*          -7.87          + 2.37              + 17.72
S&P 500r Index**                                          -2.74          +11.46       +176.14/+181.44/+25.13
S&P 500/Barra Growth Index***                             -4.73          + 6.94       +169.52/+171.00/+18.65

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception dates are 10 years for Class A & Class C Shares, from 10/21/94 for Class B & Class I Shares, and from 1/03/03 for Class R Shares. Class B Shares convert to Class A Shares eight years after purchase, the "10-year/since inception"total return for
    Class B Shares uses Class A Shares' performance for the period after conversion.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
    U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
    NYSE issues. Since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's
    500 Index that have higher price-to-book ratios. Since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class A Shares*

Date                              Value

August 1994                     $ 9,475.00
August 1995                     $11,290.00
August 1996                     $13,401.00
August 1997                     $18,614.00
August 1998                     $19,746.00
August 1999                     $27,776.00
August 2000                     $40,739.00
August 2001                     $25,713.00
August 2002                     $20,341.00
August 2003                     $22,221.00
August 2004                     $22,818.00


ML Fundamental Growth Fund, Inc.++
Class C Shares*

Date                              Value

August 1994                     $10,000.00
August 1995                     $11,828.00
August 1996                     $13,918.00
August 1997                     $19,193.00
August 1998                     $20,189.00
August 1999                     $28,194.00
August 2000                     $41,031.00
August 2001                     $25,705.00
August 2002                     $20,167.00
August 2003                     $21,851.00
August 2004                     $22,260.00


S&P 500 Index++++

Date                              Value

August 1994                     $10,000.00
August 1995                     $12,145.00
August 1996                     $14,419.00
August 1997                     $20,280.00
August 1998                     $21,922.00
August 1999                     $30,652.00
August 2000                     $35,655.00
August 2001                     $26,959.00
August 2002                     $22,108.00
August 2003                     $24,775.00
August 2004                     $27,614.00


S&P 500/Barra Growth Index++++++

Date                              Value

August 1994                     $10,000.00
August 1995                     $12,369.00
August 1996                     $14,816.00
August 1997                     $21,328.00
August 1998                     $24,827.00
August 1999                     $35,939.00
August 2000                     $43,864.00
August 2001                     $27,281.00
August 2002                     $22,893.00
August 2003                     $25,203.00
August 2004                     $26,952.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
       (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/04                   +2.69%           -2.70%
Five Years Ended 8/31/04                 -3.86            -4.89
Ten Years Ended 8/31/04                  +9.19            +8.60

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 8/31/04                   +1.87%           +0.87%
Five Years Ended 8/31/04                 -4.62            -4.62
Ten Years Ended 8/31/04                  +8.33            +8.33

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class B Shares*

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,960.00
August 1996                     $14,074.00
August 1997                     $19,414.00
August 1998                     $20,426.00
August 1999                     $28,511.00
August 2000                     $41,497.00
August 2001                     $25,992.00
August 2002                     $20,390.00
August 2003                     $22,272.00
August 2004                     $22,870.00


ML Fundamental Growth Fund, Inc.++
Class I Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
August 1995                     $11,422.00
August 1996                     $13,594.00
August 1997                     $18,928.00
August 1998                     $20,135.00
August 1999                     $28,405.00
August 2000                     $41,757.00
August 2001                     $26,428.00
August 2002                     $20,949.00
August 2003                     $22,947.00
August 2004                     $23,628.00


S&P 500 Index++++

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $12,378.00
August 1996                     $14,696.00
August 1997                     $20,670.00
August 1998                     $22,343.00
August 1999                     $31,241.00
August 2000                     $36,340.00
August 2001                     $27,477.00
August 2002                     $22,533.00
August 2003                     $25,251.00
August 2004                     $28,144.00


S&P 500/Barra Growth Index++++++

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $12,437.00
August 1996                     $14,897.00
August 1997                     $21,445.00
August 1998                     $24,963.00
August 1999                     $36,136.00
August 2000                     $44,104.00
August 2001                     $27,431.00
August 2002                     $23,018.00
August 2003                     $25,341.00
August 2004                     $27,100.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
       (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 8/31/04                   +1.88%           -2.12%
Five Years Ended 8/31/04                 -4.61            -4.94
Inception (10/21/94)
through 8/31/04                          +8.75            +8.75

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/04                   +2.97%           -2.44%
Five Years Ended 8/31/04                 -3.62            -4.65
Inception (10/21/94)
through 8/31/04                          +9.71            +9.11

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class R Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500/Barra Growth
Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,500.00
August 2004                     $11,772.00


S&P 500 Index++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,226.00
August 2004                     $12,513.00


S&P 500/Barra Growth Index++++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,095.00
August 2004                     $11,865.00



     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
       (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

       Past performance is not predictive of future results.



Aggregate Total Return


Class R Shares                                        Return

One Year Ended 8/31/04                                + 2.37%
Inception (1/03/03) through 8/31/04                   +10.35



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Disclosure of Expenses

Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning          Ending        During the Period*
                                                     Account Value    Account Value       March 1, 2004
                                                     March 1, 2004   August 31, 2004    to August 31, 2004
Actual

Class A                                                  $1,000         $  922.80             $5.64
Class B                                                  $1,000         $  919.00             $9.41
Class C                                                  $1,000         $  918.80             $9.46
Class I                                                  $1,000         $  924.20             $4.43
Class R                                                  $1,000         $  921.30             $6.89

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000         $1,019.41             $5.92
Class B                                                  $1,000         $1,015.47             $9.88
Class C                                                  $1,000         $1,015.42             $9.93
Class I                                                  $1,000         $1,020.70             $4.65
Class R                                                  $1,000         $1,018.09             $7.24

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.16% for Class A, 1.94% for Class B, 1.95% for Class C, .91% for Class I and 1.42% for Class R),
   multiplied by the average account value over the period, multiplied by 186/368 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 368.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments

Industry*                   Shares Held    Common Stocks                                                          Value
Biotechnology--2.0%           1,494,200  ++Gilead Sciences, Inc.(c)                                         $   103,294,046

Chemicals--2.5%               1,186,300    Air Products and Chemicals, Inc.(c)                                   62,138,394
                              1,578,800    Praxair, Inc.                                                         64,067,704
                                                                                                            ---------------
                                                                                                                126,206,098

Commercial Services           2,137,500  ++Monster Worldwide Inc.(c)                                             43,241,625
& Supplies--0.8%

Communications                1,064,900  ++Avaya Inc.(c)                                                         12,906,588
Equipment--7.5%              11,141,408  ++Cisco Systems, Inc.(c)                                               209,012,814
                              4,962,900  ++Corning Incorporated(c)                                               50,224,548
                             20,988,900  ++Lucent Technologies Inc.(c)                                           65,695,257
                              2,938,600    Motorola, Inc.                                                        47,458,390
                                                                                                            ---------------
                                                                                                                385,297,597

Computers &                   4,660,900    Hewlett-Packard Company                                               83,383,501
Peripherals--2.6%             2,093,500  ++SanDisk Corporation(c)                                                48,883,225
                                                                                                            ---------------
                                                                                                                132,266,726

Consumer Finance--1.5%        1,496,700    American Express Company(c)                                           74,864,934

Diversified Telecommunication   155,809    Covad Telecommunications Group, Inc.                                     227,481
Services--0.0%

Electrical Equipment--2.9%    1,020,600    Emerson Electric Company                                              63,532,350
                              2,249,400    Rockwell Automation, Inc.(c)                                          87,726,600
                                                                                                            ---------------
                                                                                                                151,258,950

Electronic Equipment          1,777,600  ++Agilent Technologies, Inc.                                            36,440,800
& Instruments--1.8%           1,950,100    Tektronix, Inc.(c)                                                    55,714,357
                                                                                                            ---------------
                                                                                                                 92,155,157

Energy Equipment              2,153,600    Baker Hughes Incorporated(c)                                          84,701,088
& Service--4.5%               2,358,000    Schlumberger Limited                                                 145,724,400
                                                                                                            ---------------
                                                                                                                230,425,488

Food Products--1.0%           1,600,000    McCormick & Company Incorporated(c)                                   53,680,000

Health Care Equipment         1,881,600    Alcon, Inc.(c)                                                       140,818,944
& Supplies--9.6%              3,131,500  ++Boston Scientific Corporation                                        111,888,495
                              1,159,900    DENTSPLY International Inc.(c)                                        59,096,905
                              2,720,300    Medtronic, Inc.                                                      135,334,925
                              1,401,400  ++Varian Medical Systems, Inc.(c)                                       46,456,410
                                                                                                            ---------------
                                                                                                                493,595,679

Hotels, Restaurants           1,101,200    Marriott International, Inc. (Class A)                                52,251,940
& Leisure--3.3%               1,305,900  ++Starbucks Corporation(c)                                              56,467,116
                              1,323,200    Starwood Hotels & Resorts Worldwide, Inc.(c)                          58,485,440
                                                                                                            ---------------
                                                                                                                167,204,496

IT Services--3.1%             1,866,600    First Data Corporation                                                78,863,850
                                683,000  ++Hewitt Associates, Inc. (Class A)                                     18,038,030
                              2,072,700    Paychex, Inc.(c)                                                      61,497,009
                                                                                                            ---------------
                                                                                                                158,398,889


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)

Industry*                   Shares Held    Common Stocks                                                          Value
Industrial Conglomerates--    2,954,100    3M Co.(c)                                                        $   243,299,676
11.4%                        10,394,700    General Electric Company                                             340,842,213
                                                                                                            ---------------
                                                                                                                584,141,889

Internet & Catalog            1,328,500  ++eBay Inc.(c)                                                         114,968,390
Retail--3.1%                  2,041,300  ++IAC/InterActiveCorp(c)                                                46,562,053
                                                                                                            ---------------
                                                                                                                161,530,443

Internet Software             1,702,600  ++Yahoo! Inc.(c)                                                        48,541,126
& Services--0.9%

Machinery--3.8%                 961,000    Cummins Inc.(c)                                                       64,665,690
                                941,500    Eaton Corporation                                                     56,819,525
                              1,238,100    PACCAR Inc.                                                           74,521,239
                                                                                                            ---------------
                                                                                                                196,006,454

Metals & Mining--2.1%         1,458,700    Freeport-McMoRan Copper & Gold, Inc. (Class B)(c)                     54,890,881
                                645,600    Phelps Dodge Corporation(c)                                           52,655,136
                                                                                                            ---------------
                                                                                                                107,546,017

Office Electronics--1.0%      1,072,000    Canon, Inc.                                                           50,989,476

Oil & Gas--4.4%               1,704,200    Apache Corporation(c)                                                 76,160,698
                              1,375,700    Devon Energy Corporation(c)                                           89,159,117
                              1,501,600    Pioneer Natural Resources Company(c)                                  50,228,520
                              1,267,100  ++TransMontaigne Inc.                                                    8,540,254
                                                                                                            ---------------
                                                                                                                224,088,589

Pharmaceuticals--1.8%         2,049,300  ++Forest Laboratories, Inc.                                             93,960,405

Semiconductors &              1,410,900    Analog Devices, Inc.                                                  48,986,448
Semiconductor                 9,980,660    Intel Corporation                                                    212,488,251
Equipment--6.7%               4,087,600    Texas Instruments Incorporated(c)                                     79,871,704
                                                                                                            ---------------
                                                                                                                341,346,403

Software--9.4%                1,156,400    Adobe Systems Incorporated                                            53,044,068
                              1,200,300  ++Electronic Arts Inc.(c)                                               59,750,934
                             10,222,500    Microsoft Corporation                                                279,074,250
                              9,204,300  ++Oracle Corporation                                                    91,766,871
                                                                                                            ---------------
                                                                                                                483,636,123

Specialty Retail--5.2%        1,875,900    Best Buy Co., Inc.                                                    87,266,868
                              1,040,900    Lowe's Companies, Inc.(c)                                             51,732,730
                              1,651,750  ++Rent A Center Inc.(c)                                                 49,717,675
                              2,656,600    Staples, Inc.(c)                                                      76,191,288
                                                                                                            ---------------
                                                                                                                264,908,561

Textiles, Apparel &           1,208,100  ++Coach, Inc.                                                           50,921,415
Luxury Goods--3.4%            1,652,300    Nike, Inc. (Class B)                                                 124,434,713
                                                                                                            ---------------
                                                                                                                175,356,128

                                           Total Common Stocks
                                           (Cost--$4,740,948,555)--96.3%                                      4,944,168,780


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments (concluded)

                    Beneficial Interest    Short-Term Securities                                                  Value
                         $  191,305,871    Merrill Lynch Liquidity Series, LLC Cash
                                           Sweep Series I (a)                                               $   191,305,871
                          1,093,487,200    Merrill Lynch Liquidity Series, LLC Money
                                           Market Series (a)(b)                                               1,093,487,200

                                           Total Short-Term Securities
                                           (Cost--$1,284,793,071)--25.0%                                      1,284,793,071

Total Investments (Cost--$6,025,741,626**)--121.3%                                                            6,228,961,851
Liabilities in Excess of Other Assets--(21.3%)                                                              (1,095,862,985)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 5,133,098,866
                                                                                                            ===============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes were as follows:

    Aggregate cost                                         $  6,041,974,905
                                                           ================
    Gross unrealized appreciation                          $    567,632,443
    Gross unrealized depreciation                             (380,645,497)
                                                           ----------------
    Net unrealized appreciation                            $    186,986,946
                                                           ================


 ++ Non-income producing security.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of
    1940) were as follows:

                                                                   Interest/
                                                      Net          Dividend
     Affiliate                                      Activity        Income

     Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $ (19,769,097)    $2,369,540
     Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $  335,398,511    $  716,588
     Merrill Lynch Premier Institutional Fund    (505,392,459)    $  192,586


(b) Security was purchased with the cash proceeds from securities loans.

(c) Security, or portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Statement of Assets and Liabilities

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $1,061,245,713) (identified cost--$4,740,948,555)                                      $ 4,944,168,780
           Investments in affiliated securities, at value (identified cost--$1,284,793,071)                   1,284,793,071
           Receivables:
               Securities sold                                                            $    21,422,754
               Capital shares sold                                                              5,274,255
               Dividends                                                                        4,476,561
               Interest from affiliates                                                           132,985
               Securities lending--net                                                             77,520        31,384,075
                                                                                          ---------------

           Prepaid expenses                                                                                         137,016
                                                                                                            ---------------
           Total assets                                                                                       6,260,482,942
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                          1,093,487,200
           Payables:
               Custodian bank                                                                  15,246,077
               Capital shares redeemed                                                          9,580,998
               Securities purchased                                                             4,022,141
               Distributor                                                                      2,231,194
               Other affiliates                                                                 2,121,514
               Investment adviser                                                                 345,793        33,547,717
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   349,159
                                                                                                            ---------------
           Total liabilities                                                                                  1,127,384,076
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 5,133,098,866
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of capital stock, $.10 par value, 300,000,000 shares authorized                  $     10,387,806
           Class B Shares of capital stock, $.10 par value, 500,000,000 shares authorized                        10,269,346
           Class C Shares of capital stock, $.10 par value, 300,000,000 shares authorized                         4,896,260
           Class I Shares of capital stock, $.10 par value, 150,000,000 shares authorized                         8,950,007
           Class R Shares of capital stock, $.10 par value, 500,000,000 shares authorized                            71,780
           Paid-in capital in excess of par                                                                   7,480,803,082
           Accumulated investment loss--net                                               $       (6,253)
           Accumulated realized capital losses--net                                       (2,585,493,387)
           Unrealized appreciation--net                                                       203,220,225
                                                                                          ---------------
           Total accumulated losses--net                                                                    (2,382,279,415)
                                                                                                            ---------------
           Net Assets                                                                                       $ 5,133,098,866
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $1,587,994,873 and 103,878,058
           shares outstanding                                                                               $         15.29
                                                                                                            ===============
           Class B--Based on net assets of $1,445,257,538 and 102,693,464
           shares outstanding                                                                               $         14.07
                                                                                                            ===============
           Class C--Based on net assets of $692,924,367 and 48,962,598
           shares outstanding                                                                               $         14.15
                                                                                                            ===============
           Class I--Based on net assets of $1,396,668,370 and 89,500,070
           shares outstanding                                                                               $         15.61
                                                                                                            ===============
           Class R--Based on net assets of $10,253,718 and 717,805 shares outstanding                       $         14.28
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Statement of Operations

For the Year Ended August 31, 2004
Investment Income

           Dividends (net of $434,882 foreign withholding tax)                                              $    39,573,577
           Interest from affiliates                                                                               2,369,540
           Securities lending--net                                                                                  909,174
                                                                                                            ---------------
           Total income                                                                                          42,852,291
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $    33,461,447
           Account maintenance and distribution fees--Class B                                  16,821,087
           Account maintenance and distribution fees--Class C                                   6,911,889
           Transfer agent fees--Class B                                                         4,417,071
           Account maintenance fees--Class A                                                    4,188,527
           Transfer agent fees--Class A                                                         3,873,486
           Transfer agent fees--Class I                                                         3,324,991
           Transfer agent fees--Class C                                                         1,882,977
           Professional fees                                                                    1,827,145
           Accounting services                                                                    852,706
           Custodian fees                                                                         312,181
           Printing and shareholder reports                                                       255,576
           Registration fees                                                                      159,788
           Directors' fees and expenses                                                           137,178
           Pricing fees                                                                            42,557
           Account maintenance and distribution fees--Class R                                      28,367
           Transfer agent fees--Class R                                                            13,311
           Other                                                                                  174,059
                                                                                          ---------------
           Total expenses                                                                                        78,684,343
                                                                                                            ---------------
           Investment loss--net                                                                                (35,832,052)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                               541,445,936
               Foreign currency transactions--net                                               (327,161)       541,118,775
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                             (389,525,387)
               Foreign currency transactions--net                                                 305,864     (389,219,523)
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                              151,899,252
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   116,067,200
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                      August 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment loss--net                                                           $  (35,832,052)   $  (27,920,171)
           Realized gain (loss)--net                                                          541,118,775   (1,150,039,960)
           Change in unrealized appreciation/depreciation--net                              (389,219,523)     1,588,985,564
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               116,067,200       411,025,433
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (106,236,353)     (243,007,990)
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                         9,830,847       168,017,443
           Beginning of year                                                                5,123,268,019     4,955,250,576
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 5,133,098,866   $ 5,123,268,019
                                                                                          ===============   ===============
               * Accumulated investment loss--net                                         $       (6,253)   $      (18,760)
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    14.89   $    13.63   $    17.23   $    29.63   $    21.77
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                    (.06)        (.04)        (.05)          .03        (.04)
               Realized and unrealized gain (loss)--net             .46         1.30       (3.55)      (10.52)         9.80
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .40         1.26       (3.60)      (10.49)         9.76
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions:
               Realized gain--net                                    --           --           --           --       (1.90)
               In excess of realized gain--net                       --           --           --       (1.91)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.91)       (1.90)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.29   $    14.89   $    13.63   $    17.23   $    29.63
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     2.69%        9.24%     (20.89%)     (36.88%)       46.67%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.16%        1.18%        1.18%        1.04%        1.01%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                         (.38%)       (.29%)       (.33%)         .14%       (.17%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $1,587,995   $1,544,751   $1,384,765   $1,296,787   $1,712,701
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.23%      108.34%       92.35%      149.86%       98.71%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    13.81   $    12.74   $    16.24   $    28.06   $    20.75
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.17)        (.13)        (.17)        (.13)        (.23)
               Realized and unrealized gain (loss)--net             .43         1.20       (3.33)       (9.95)         9.32
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .26         1.07       (3.50)      (10.08)         9.09
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions:
               Realized gain--net                                    --           --           --           --       (1.78)
               In excess of realized gain--net                       --           --           --       (1.74)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.74)       (1.78)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    14.07   $    13.81   $    12.74   $    16.24   $    28.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     1.88%        8.40%     (21.55%)     (37.36%)       45.55%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.93%        1.97%        1.96%        1.81%        1.77%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.16%)      (1.08%)      (1.10%)       (.62%)       (.92%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $1,445,258   $1,685,904   $1,802,731   $2,299,511   $3,411,474
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.23%      108.34%       92.35%      149.86%       98.71%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    13.89   $    12.82   $    16.34   $    28.26   $    20.88
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.17)        (.14)        (.17)        (.13)        (.24)
               Realized and unrealized gain (loss)--net             .43         1.21       (3.35)      (10.01)         9.39
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .26         1.07       (3.52)      (10.14)         9.15
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions:
               Realized gain--net                                    --           --           --           --       (1.77)
               In excess of realized gain--net                       --           --           --       (1.78)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.78)       (1.77)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    14.15   $    13.89   $    12.82   $    16.34   $    28.26
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     1.87%        8.35%     (21.54%)     (37.35%)       45.53%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.94%        1.98%        1.97%        1.83%        1.78%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.17%)      (1.09%)      (1.11%)       (.66%)       (.93%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  692,924   $  608,176   $  596,871   $  616,400   $  627,021
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.23%      108.34%       92.35%      149.86%       98.71%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class I
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    15.16   $    13.84   $    17.46   $    29.98   $    21.99
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                    (.02)        (.01)        (.02)          .08          .02
               Realized and unrealized gain (loss)--net             .47         1.33       (3.60)      (10.64)         9.91
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .45         1.32       (3.62)      (10.56)         9.93
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions:
               Realized gain--net                                    --           --           --           --       (1.94)
               In excess of realized gain--net                       --           --           --       (1.96)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.96)       (1.94)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.61   $    15.16   $    13.84   $    17.46   $    29.98
                                                             ==========   ==========   ==========   ==========   ==========
Total Investment Return*

           Based on net asset value per share                     2.97%        9.54%     (20.73%)     (36.71%)       47.01%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .91%         .93%         .94%         .80%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                         (.13%)       (.04%)       (.09%)         .35%         .09%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $1,396,668   $1,284,423   $1,170,884   $  950,922   $  882,072
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    78.23%      108.34%       92.35%      149.86%       98.71%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (concluded)
                                                                                                        Class R
                                                                                                                  For the
                                                                                                For the            Period
The following per share data and ratios have been derived                                         Year           January 3,
from information provided in the financial statements.                                           Ended           2003++ to
                                                                                               August 31,        August 31,
Increase (Decrease) in Net Asset Value:                                                           2004              2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $      13.95     $      12.13
                                                                                              ------------     ------------
           Investment loss--net***                                                                   (.09)            (.02)
           Realized and unrealized gain--net                                                           .42             1.84
                                                                                              ------------     ------------
           Total from investment operations                                                            .33             1.82
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $      14.28     $      13.95
                                                                                              ============     ============

Total Investment Return**

           Based on net asset value per share                                                        2.37%        15.00%+++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses                                                                                  1.41%           1.42%*
                                                                                              ============     ============
           Investment loss--net                                                                     (.60%)          (.53%)*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $     10,254     $         14
                                                                                              ============     ============
           Portfolio turnover                                                                       78.23%          108.34%
                                                                                              ============     ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $36,171,720 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, $24,109,522 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, and $327,161 has been reclassified between accumulated net investment loss and accumulated net realized capital losses as a result of permanent differences attributable to net operating losses, nondeductible expenses, limitation of capital loss carryforwards, and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


For the year ended August 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                      $ 42,600              $ 532,681
Class I                      $    900              $  13,469


For the year ended August 31, 2004, MLPF&S received contingent deferred sales charges of $1,574,092 and $74,567 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $573 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2004, the Fund lent securities with a value of $26,424,336 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2004, MLIM, LLC received $406,724 in securities lending agent fees.

In addition, MLPF&S received $1,693,300 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2004.

For the year ended August 31, 2004, the Fund reimbursed MLIM
$113,575 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $4,101,476,453 and $4,233,498,272, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $106,236,353 and $243,007,990 for the years ended August 31, 2004 and August 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           17,766,615    $   284,562,848
Shares issued resulting from
   reorganization                        303,903          5,126,703
Automatic conversion of shares         8,127,236        130,283,733
                                  --------------    ---------------
Total issued                          26,197,754        419,973,284
Shares redeemed                     (26,077,331)      (417,131,861)
                                  --------------    ---------------
Net increase                             120,423    $     2,841,423
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           22,425,385    $   293,619,876
Automatic conversion of shares         7,486,562         98,927,166
                                  --------------    ---------------
Total issued                          29,911,947        392,547,042
Shares redeemed                     (27,769,903)      (363,118,102)
                                  --------------    ---------------
Net increase                           2,142,044    $    29,428,940
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           16,590,641    $   244,662,832
Shares issued resulting from
   reorganization                      3,740,939         58,381,960
                                  --------------    ---------------
Total issued                          20,331,580        303,044,792
Automatic conversion of shares       (8,792,896)      (130,283,733)
Shares redeemed                     (30,886,156)      (455,863,255)
                                  --------------    ---------------
Net decrease                        (19,347,472)    $ (283,102,196)
                                  ==============    ===============



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           24,939,568    $   305,264,542
Automatic conversion of shares       (8,035,783)       (98,927,166)
Shares redeemed                     (36,313,880)      (443,021,423)
                                  --------------    ---------------
Net decrease                        (19,410,095)    $ (236,684,047)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           13,724,469    $   204,267,701
Shares issued resulting from
   reorganization                      2,519,070         39,535,287
                                  --------------    ---------------
Total issued                          16,243,539        243,802,988
Shares redeemed                     (11,057,204)      (163,910,711)
                                  --------------    ---------------
Net increase                           5,186,335    $    79,892,277
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            8,966,905    $   110,844,522
Shares redeemed                     (11,753,799)      (144,506,299)
                                  --------------    ---------------
Net decrease                         (2,786,894)    $  (33,661,777)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           24,896,870    $   410,881,363
Shares issued resulting from
   reorganization                        147,273          2,532,155
                                  --------------    ---------------
Total issued                          25,044,143        413,413,518
Shares redeemed                     (20,270,196)      (330,110,284)
                                  --------------    ---------------
Net increase                           4,773,947    $    83,303,234
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           29,848,049    $   397,428,942
Shares redeemed                     (29,714,104)      (399,533,672)
                                  --------------    ---------------
Net increase (decrease)                  133,945    $   (2,104,730)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              872,209    $    13,191,530
Shares redeemed                        (155,422)        (2,362,621)
                                  --------------    ---------------
Net increase                             716,787    $    10,828,909
                                  ==============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                1,018    $        13,624
                                  --------------    ---------------
Net increase                               1,018    $        13,624
                                  ==============    ===============

++ Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2004.


6. Acquisition of Mercury Growth Opportunity Fund:
On January 20, 2004, the Fund acquired substantially all of the assets and the liabilities of Mercury Growth Opportunity
Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,550,236 shares of Common Stock of Mercury Growth Opportunity Fund for 6,711,185 shares of Common Stock of the Fund. Mercury Growth Opportunity Fund's net assets on that date of $105,576,105, including $21,247,350 of net unrealized appreciation and $61,255,035 of accumulated net realized capital losses were combined with those of the Fund.
The aggregate net assets immediately after the acquisition amounted to $5,822,583,376.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)


7. Distributions to Shareholders:
As of August 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $             --
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (2,569,260,108)*
Unrealized gains--net                                 186,980,693**
                                                   ----------------
Total accumulated losses--net                      $(2,382,279,415)
                                                   ================


 * On August 31, 2004, the Fund had a net capital loss carryforward of $2,569,260,108, of which $98,873,827 expires in 2008,
   $126,733,281 expires in 2009, $975,197,323 expires in 2010,
   $1,300,237,466 expires in 2011 and $68,218,211 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.




Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
October 15, 2004



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Portfolio Information (unaudited)


As of August 31, 2004


                                               Percent of
Ten Largest Holdings                           Net Assets

General Electric Company                           6.6%
Microsoft Corporation                              5.4
3M Co.                                             4.7
Intel Corporation                                  4.1
Cisco Systems, Inc.                                4.1
Schlumberger Limited                               2.8
Alcon, Inc.                                        2.7
Medtronic, Inc.                                    2.6
Nike, Inc. (Class B)                               2.4
eBay Inc.                                          2.2



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            27.2%
Industrials                                       15.6
Consumer Discretionary                            12.3
Health Care                                       11.1
Energy                                             7.3
Materials                                          3.8
Financials                                         1.2
Consumer Staples                                   0.9
Other*                                            20.6

* Includes portfolio holdings in short-term investments.


                                               Percent of
Five Largest Industries*                       Net Assets

Industrial Conglomerates                          11.4%
Health Care Equipment & Supplies                   9.6
Software                                           9.4
Communications Equipment                           7.5
Semiconductors & Semiconductor Equipment           6.7


* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 63                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

James H. Bodurtha      Director     2002 to   Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 60                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills             Director     1994 to   Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines Corporation ("IBM") and
                                              Chief Investment Officer of IBM Retirement
                                              Funds from 1986 to 1993; Member of the
                                              Investment Advisory Committee of the State
                                              of New York Common Retirement Fund since
                                              1989; Member of the Investment Advisory
                                              Committee of the Howard Hughes Medical
                                              Institute from 1997 to 2000; Director, Duke
                                              University Management Company from 1992 to
                                              2004, Vice Chairman thereof from 1998 to
                                              2004 and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from
                                              1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the
                                              Investment Advisory Committee of the
                                              Virginia Retirement System since 1998 and
                                              Vice Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and its
                                              Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry
                                              Forest School since 2000; Member of the
                                              Investment Committee of the National Trust
                                              for Historic Preservation since 2000.


Herbert I. London      Director     2002 to   John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from
                                              1983 to 1993; Director, Level Playing Field
                                              (education) from 2000 to 2003.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Andre F. Perold        Director     2002 to   Harvard Business School, George Gund          38 Funds       None
P.O. Box 9095                       present   Professor of Finance and Banking since        55 Portfolios
Princeton,                                    2000; Senior Associate Dean, Director of
NJ 08543-9095                                 Faculty Recruiting since 2001; Finance
Age: 52                                       Area Chair from 1996 to 2001; Sylvan C.
                                              Coleman Professor of Financial Management
                                              from 1993 to 2000; Director, Genbel
                                              Securities Limited and Gensec Bank from
                                              1999 to 2003; Director, Stockback, Inc.
                                              from 2000 to 2002; Director, Sanlam Limited
                                              from 2001 to 2003; Trustee, Commonfund from
                                              1989 to 2001; Director, Sanlam Investment
                                              Management from 1999 to 2001; Director,
                                              Bulldogresearch.com from 2000 to 2001;
                                              Director, Quantec Limited from 1991 to 1999;
                                              Director and Chairman of the Board of UNX Inc.
                                              since 2003.


Roberta Cooper Ramo    Director     2002 to   Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to
NJ 08543-9095                                 1996 and Member of the Board of Governors
Age: 62                                       thereof from 1994 to 1997; Shareholder,
                                              Poole, Kelly & Ramo, Attorneys at Law,
                                              P.C. from 1977 to 1993; Director,
                                              Coopers, Inc. since 1999; Director, ECMC
                                              Group (service provider to students,
                                              schools and lenders) since 2001; Director,
                                              United New Mexico Bank (now Wells Fargo)
                                              from 1983 to 1988; Director, First National
                                              Bank of New Mexico (now Wells Fargo) from
                                              1975 to 1976.


Robert S. Salomon, Jr. Director     1996 to   Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                       present   adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 67                                       equity mutual funds from 1992 to 1995;
                                              regular columnist with Forbes Magazine from
                                              1992 to 2002; Director of Stock Research and
                                              U.S. Equity Strategist at Salomon Brothers
                                              from 1975 to 1991; Trustee, Commonfund from
                                              1980 to 2001.


Stephen B. Swensrud    Director     1992 to   Chairman of Fernwood Associates (investment   39 Funds       None
P.O. Box 9095                       present   adviser) since 1996; Principal, Fernwood      56 Portfolios
Princeton,                                    Associates (financial consultants) since
NJ 08543-9095                                 1975; Chairman of R.P.P. Corporation
Age: 71                                       (manufacturing) since 1978; Director of
                                              International Mobile Communications,
                                              Incorporated (telecommunications) since
                                              1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 44                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 50                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Lawrence R. Fuller     Vice         1992 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011          President    present   to 2000.
Princeton,
NJ 08543-9011
Age: 63


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S.
Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
                Fiscal Year Ending August 31, 2004 - $41,000
                Fiscal Year Ending August 31, 2003 - $44,000

(b) Audit-Related Fees -
                Fiscal Year Ending August 31, 2004 - $0
                Fiscal Year Ending August 31, 2003 - $0

(c) Tax Fees -
                Fiscal Year Ending August 31, 2004 - $5,200
                Fiscal Year Ending August 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                Fiscal Year Ending August 31, 2004 - $0
                Fiscal Year Ending August 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $5,200
    Fiscal Year Ending August 31, 2003 - $5,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 18, 2004